                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  July 14, 1999

                            BT Financial Corporation
             (Exact name of registrant as specified in its charter)


   Pennsylvania                    0-12377                        25-1441348
 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
  incorporation)


               551 Main Street, Johnstown, Pennsylvania   15901
              (Address of principal executive offices)  (Zip code)


       Registrant's telephone number, including area code: 814-532-3801

          Item 2.   Acquisition or Disposition of Assets.

          On July 14, 1999, First Philson Financial Corporation, a Delaware corporation and bank holding company ("First Philson"), was merged (the "Merger") with and into BT Financial Corporation, a Pennsylvania corporation and bank holding company (the "Company"), pursuant to an Agreement and Plan of Reorganization dated February 23, 1999 (the "Merger Agreement"), by and between the Company and First Philson, which is incorporated herein by reference to Annex A of Amendment No. 1 to the Company's Registration Statement on Form S-4 (No. 333-76295) dated June 2, 1999 pursuant to Exchange Act Rule 12b-23. First Philson had one banking subsidiary, First Philson Bank, N.A., a national banking association ("First Philson Bank") which, subsequent to the Merger, was merged with and into Laurel Bank, a Pennsylvania bank and trust company and wholly owned subsidiary of the Company ("Laurel Bank"). First Philson also had a non-banking subsidiary, Flex Financial Consumer Discount Company, which First Philson formed in 1997 to provide consumer lending to customers within the surrounding market area.

          Pursuant to the Merger Agreement, each holder ("First Philson Common Shareholder") of First Philson common stock, par value $2.50 per share ("First Philson Common Stock"), received for each share of First Philson Common Stock for 1.667 shares of Company common stock, par value $5.00 per share ("Company Common Stock"). The shares of Company Common Stock received in exchange for First Philson Common Stock is hereinafter referred to as the "Merger Consideration." In lieu of fractional shares, each First Philson shareholder was entitled to receive a pro-rated cash payment, based on the price of one share of Company Common Stock as of July 14, 1999.

          The Merger Consideration was determined by arms' length negotiations between representatives of the Company and First Philson.

          Pursuant to the Merger Agreement, First Philson shall designate two First Philson directors, acceptable to the Company, to each of the Board of Directors of the Company, Laurel Bank and Laurel Trust Company, a wholly-owned subsidiary of the Company. Such directors have yet to be designated and may differ from entity to entity.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a)  Financial Statements of Business Acquired.

          The financial statements of First Philson on pages 11 and 12 are incorporated herein by reference to Amendment No. 1 to the Company's Registration Statement on Form S-4 (No. 333-76295) dated June 2, 1999.

                    (b)  Pro Forma Financial Information.

          The pro forma financial information on pages F-1 through F-7 is incorporated herein by reference to Amendment No. 1 to the Company's Registration Statement on Form S-4 (No.333-76295) dated June 2, 1999.

                   (c)  Exhibits.

                    Exhibit No.                 Description
                    -----------                 -----------
                       2.1            Amendment No. 1 to the Company's
                                      Registration Statement on Form S-4
                                      (No. 333-76295) dated June 2, 1999.
                      99.1            Press Release dated July 14, 1999



           SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BT Financial Corporation

          Date:  July 14, 1999               By:  /s/ John H. Anderson
                                             --------------------------------
                                               John H. Anderson, Chairman
                                               and Chief Executive Officer

                                 EXHIBIT INDEX



Exhibit No.          Description                  Sequential
                                                  Page No.
   2.1       Agreement and Plan of                    *
             Reorganization dated February
             23, 1999
  99.1       Press Release dated July 14, 1999        5


* Incorporated herein by reference to Annex A of Amendment No. 1 to the Company's
  Registration Statement on Form S-4 (No. 333-76295) dated June 2, 1999.